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                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

$110,000                                                 Brookfield, Connecticut
                                                                January 28, 2002

     FOR VALUE RECEIVED, the undersigned, Robert J. Thatcher, with his principal residence at 76 Old Trolley Road, Ridgefield, Connecticut (the "Borrower"), hereby promises to pay to the order of Memry Corporation, a Delaware corporation, with an office at 3 Berkshire Boulevard, Bethel, CT 06801 (the "Holder"), the principal sum of One Hundred Ten Thousand Dollars ($110,000) in lawful money of the United States of America and in immediately available funds. The principal amount of this Promissory Note (this "Note") shall be payable pursuant to the terms of Section 1 hereof. The payment of this Note shall be secured by an Amended and Restated Statutory Form Mortgage Deed (the "Mortgage"), in the form attached hereto as Exhibit A, made against the principal residence of the Borrower and his wife in the Town of Ridgefield, County of Fairfield, State of Connecticut, and used as the Borrower's principal residence (the "Mortgaged Premises").

     This Note amends and restates that certain Promissory Note in the original principal amount of $200,000 dated August 25, 2000 (the "Original Note") made by Borrower to Holder, secured by a mortgage of the same date (the "Original Mortgage") recorded on or about that date in the Town of Ridgefield, County of Fairfield, State of Connecticut (which Original Mortgage is being amended and reinstated simultaneously herewith by the Mortgage).

     Notwithstanding anything to the contrary contained herein, in no event shall the amount payable by the Borrower as interest or other charges on this Note exceed the highest lawful rate permissible under any law applicable hereto.

     This Note has been duly authorized and issued pursuant to a Settlement Agreement and Mutual Release, dated as of January 28, 2002 (as the same may be amended or otherwise modified from time to time, the "Agreement"), between the Holder and the Borrower.

     Capitalized terms used in this Note which are not otherwise defined in this Note shall have the meanings ascribed to such terms in the Agreement.

     If any payment under this Note shall be specified to be made on a day which is not a business day, it shall be made on the next succeeding day which is a business day. For purposes of this Note, a "business day" shall mean any day other than Saturday, Sunday or other day in which banks are authorized to close in the State of Connecticut.

     1. Payment of Principal on Note. The principal sum hereof shall be payable
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in one installment of $110,000 being due and payable on the earlier of (a)
January 28, 2005 and (b) a date on which fee title to the Mortgaged Premises vests or will vest in anyone other than the Borrower (and his spouse). Payment of principal is to be made to the Holder at its office address designated above or at such other place as the Holder shall have notified the Borrower in writing.

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     2. Interest. The aggregate outstanding principal balance hereof shall not
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bear interest, however the Borrower acknowledges that for Federal income tax purposes, interest may be imputed to him under the Internal Revenue Code of 1986, as amended, or corresponding provisions of future or comparable state and local laws.

     3. Events of Default. The existence of any of the following conditions
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shall constitute an event of default hereunder (an "Event of Default"):

          (a) The Borrower breaches any material term of the Agreement; or

          (b) The Borrower fails to pay when due any principal of this Note; or

          (c) The Borrower breaches any of the conditions contained in this Note or the Mortgage, including, without limitation, assigning or transferring this
Note in violation of Section 7 below, allowing fee title to the Mortgaged Premises to vest in anyone other than the Borrower (and his spouse), or leasing the Mortgaged Premises for a term greater than one year; or

          (d) If the Borrower:

               (i) shall commence any case or proceeding under any bankruptcy, insolvency or other similar law or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or

               (ii) shall admit the material allegations of any petition or pleading in connection with any such case or proceeding; or

               (iii) makes an application for, or consents or acquiesces to, the appointment of a receiver, conservator, trustee or similar officer for the Borrower or for all or a substantial part of the Borrower's property; or

               (iv) makes a general assignment for the benefit of the Borrower's creditors; or

               (v) is unable or admits in writing its inability to generally pay the Borrower's debts as they mature; or

          (e) The (i) commencement of any case or proceeding against the Borrower under any bankruptcy, insolvency, or other similar law or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, winding-up, composition or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing, (ii) appointment of a receiver, trustee or similar officer for the Borrower or for all or a substantial part of the Borrower's property, or (iii) issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Borrower, and such case, proceeding, receiver, trustee, officer, warrant, execution or process shall not be dismissed, bonded or discharged, as applicable, within sixty (60) days of the commencement, appointment or issuance thereof.

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     4. Rights and Remedies. In the event that one or more Events of Default
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shall have occurred and be continuing, the Holder may at its option by written notice to the Borrower declare the principal of and the accrued and unpaid interest on this Note to be immediately due and payable, and thereupon the same shall become so due and payable, without presentment, demand, protest, notice of acceptance or reliance, notice of non-payment, notice of dishonor, notice of protest or further notice, all of which are hereby waived by the Borrower. No course of dealing or delay on the part of the Holder of this Note in exercising any right shall operate as a waiver thereof or otherwise prejudice the right of the Holder. Subject as aforesaid, no remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute, other agreement or instrument, or otherwise.

     5. Lost Documents. Upon receipt by the Borrower of (i) evidence reasonably
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satisfactory to it of the loss, theft, destruction or mutilation of this Note,
(ii) in the case of loss, theft or destruction, indemnification satisfactory to the Borrower, and (iii) in the case of mutilation, surrender and cancellation of this Note, the Borrower will cancel this Note on its books and make and deliver in its place a new note in the then unpaid principal amount of this Note, of like tenor to this Note, dated and bearing interest from the date next following the date through which interest has been paid on the unpaid principal amount of this Note.

     6. Costs and Expenses. Upon the occurrence of any Event of Default, the
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Borrower shall pay all reasonable costs and expenses incurred by the Holder
(including, without limitation, court costs and reasonable attorneys' fees) in preserving, protecting, maintaining or enforcing its rights and remedies hereunder, including, without limitation, all costs and expenses of collection.

     7. Assignment. This Note may not be sold, offered for sale, pledged,
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hypothecated or otherwise encumbered, transferred or disposed of by the Holder without the prior written consent of the Borrower. The Borrower shall not assign or otherwise transfer any or all of its obligations hereunder without the prior written consent of the Holder.

     8. Cancellation. After the principal balance of this Note has been
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satisfied, the Holder shall surrender this Note to the Borrower for cancellation.

     9. Miscellaneous.
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          (a) Parties in Interest. All covenants, agreements and undertakings in
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this Note by and on behalf of the Borrower and the Holder hereof shall, subject to the provisions of Section 7 hereof, bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns, whether so expressed or not.

          (b) Notices. All notices, requests, communications, consents and
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demands shall be made in writing and shall be (i) sent by registered or certified mail, first class, postage prepaid, return receipt requested or (ii) delivered by hand, facsimile transmission or messenger to the Borrower or to the Holder hereof, as the case may be, at its respective address set forth at the beginning of this Note, or at such other respective address as it may furnish in writing to the other. All such notices, requests, communications, consents and demands shall be deemed given, if mailed, three business days after mailing, and if personally delivered, the day so delivered.

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          (c) Governing Law. This Note shall be governed by, and construed and
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interpreted in accordance with, the laws of the State of Connecticut, without regard to its rules pertaining to conflicts of laws thereunder.

          (d) Submission To Jurisdiction. Each of the Borrower and the Holder
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hereby irrevocably and unconditionally submits in any legal action or proceeding relating to this Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of any state or federal court sitting in Connecticut; consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it, at its respective address set forth at the beginning of this Note or at such other address of which the other party shall have been notified pursuant thereto; and agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (e) WAIVERS OF JURY TRIAL. EACH OF THE BORROWER AND THE HOLDER HEREBY
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IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR
PROCEEDING RELATING TO THIS NOTE AND FOR ANY COUNTERCLAIM THEREIN.

          (f) Borrower Certifications. The Borrower hereby certifies and
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covenants to Holder that:

               (i) the Borrower reasonably expects to be entitled to, and will, itemize deductions for each year that the loan evidenced by this Note is outstanding, and

               (ii) the proceeds of the loan evidenced by this Note will be used only to purchase the new principal residence of the Borrower described above, and for no other purpose.

The Borrower acknowledges and agrees that the Holder is relying on these certifications and covenants in calculating certain tax liabilities and withholdings, and that the Borrower shall indemnify the Holder and hold the Holder harmless against any damages assessed against or suffered by the Holder resulting from a breach by the Borrower of any of the above certifications or covenants, and that such indemnification shall include payment of all damages, costs and expenses incurred by the Holder, including, without limitation, court costs and reasonable attorneys' fees.

                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, Borrower has executed this instrument as of the date first written above.


                                                       /s/ Robert J. Thatcher
                                                     ---------------------------
                                                     Robert J. Thatcher